QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2004

QUANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5725 (Commission file number)	38-1872178 (I.R.S. Employer Identification No.)
1900 West Loop South, Suite 1500, Houston, Texas 77027 (Address of principal executive offices)

Registrant's telephone number, including area code: 713-961-4600

Item 1. Changes in Control of Registrant

        Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5. Other Events and Regulation FD Disclosure

        On April 28, 2004, Quanex Corporation ("Quanex") issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"), announcing its intention to sell, subject to market and other conditions, $100 million aggregate principal amount of convertible senior debentures due 2034. The offering will be made solely by means of a private placement pursuant to Rule 144A under the Securities Act. The initial purchasers will have the option to purchase, within 13 days from the date of issuance of the debentures, up to an additional $25 million aggregate principal amount of debentures.

        On April 9, 2004, Quanex Corporation requested and received consent from its credit facility bank group to extend the maturity date of its Revolving Credit Agreement from November 15, 2005 to February 28, 2007.

        Certain Information is being provided pursuant to Regulation FD. The foregoing is qualified by reference to Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired

        Not applicable.

(b)
Pro Forma Financial Information

        Not applicable.

(c)
Exhibits

99.1
Press Release of Quanex Corporation dated April 28, 2004.

99.2
Certain Information provided pursuant to Regulation FD.

Item 8. Change in Fiscal Year

        Not applicable.

Item 9. Regulation FD Disclosure

        Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

        Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        Not applicable.

Item 12. Results of Operations and Financial Condition

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Corporation
Date: April 28, 2004	By:	/s/ TERRY M. MURPHY Terry M. Murphy Vice President—Finance and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1*	Press Release of Quanex Corporation dated April 28, 2004.
99.2*	Certain Information provided pursuant to Regulation FD.

*
Filed herewith

QuickLinks

  Item 1. Changes in Control of Registrant
  Item 2. Acquisition or Disposition of Assets
  Item 3. Bankruptcy or Receivership
  Item 4. Changes in Registrant's Certifying Accountant
  Item 5. Other Events and Regulation FD Disclosure
  Item 6. Resignations of Registrant's Directors
  Item 7. Financial Statements and Exhibits
  Item 8. Change in Fiscal Year
  Item 9. Regulation FD Disclosure
  Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
  Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans
  Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS